UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2009

RAPTOR PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-50720	98-0379351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2009 (the “Closing”) Raptor Pharmaceuticals Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of August 21, 2009, with four investors set forth on the signature pages thereto (the “Investors”) for the private placement of units of the Company (the “Financing Transaction”) at a purchase price of $0.32 per unit, each unit comprised of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and one warrant to purchase one half of one share of Common Stock.

At the Closing, the Company sold an aggregate of 7,456,250 units to the Investors, comprised of an aggregate of 7,456,250 shares of Common Stock (the “Shares”) and warrants (the “Investor Warrants”) having terms and conditions in the form of warrant attached hereto and filed herewith as Exhibit 4.1 to this Current Report on Form 8-K, such form of Investor Warrant incorporated herein by this reference, for aggregate gross proceeds of $2,386,000. The Investor Warrants, exercisable for two years from the Closing, entitle the Investors to purchase, in the aggregate, up to 3,728,125 shares of Common Stock of the Company (the “Warrant Stock”) and have an exercise price of either $0.60 or $0.75 per share, depending on when such Investor Warrants are exercised, if at all. The Shares, the Investor Warrants and the Warrant Stock are sometimes referred to herein individually and collectively as the “Securities.”

The following is a brief summary of the Financing Transaction. This summary is qualified in its entirety by reference to the full text of the Purchase Agreement and the Investor Warrants, including Article VI of the Purchase Agreement with respect to the registration of the Shares and Warrant Stock.

The Purchase Agreement

Each Investor represents in the Purchase Agreement that it understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that accordingly they will not be fully transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Each Investor also represents in the Purchase Agreement that it understands and agrees that the instruments or certificates evidencing the Securities it has agreed to purchase, and each instrument or certificate issued in transfer thereof, will bear an appropriate legend regarding the restriction on transferability. The Purchase Agreement also contains representations and warranties by the Company and each Investor customary for transactions of this type.

Registration of the Securities (Article VI of the Purchase Agreement)

The Company agreed to prepare and file a registration statement on Form S-1 (the “S-1”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act covering the Shares and Warrant Stock sold pursuant to the Purchase Agreement (the “Restricted Stock”) as well as Common Stock underlying warrants issued to placement agents, as discussed below, each subject to volume limitations, within 75 days after the Closing. Following the effectiveness of the S-1, the Company may, at any time, but no more than twice during any 12-month period, suspend the effectiveness of such registration for up to 45 calendar days, as appropriate (a “Suspension Period”), by giving notice to the holders of shares of Restricted Stock, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material adverse effect on the Company. The holders of shares of Restricted Stock acknowledge that the Company is required to file certain post-effective amendments to the S-1 upon the filing of certain periodic reports with the SEC and therefore a Suspension Period may occur between the Company’s filing of its reports and the filing of the post-effective amendment to the Form S-1.

Investor Warrants

The Investor Warrants may be exercised, in full or in part, at any time prior to the earlier of (i) the second anniversary of their issuance, (ii) the date of consummation of the acquisition of the Company pursuant to a Change of Control Transaction (as defined in the form of Investor Warrant), and (iii) the thirtieth (30th) day following the date on which the Company delivers a WACP Notice (defined below) to the holder of such Investor Warrant(s), at an exercise price of $0.60 per share if exercised prior to the first anniversary of their issuance, or $0.75 per share if exercised after the first anniversary of their issuance but prior to the second anniversary of their issuance. By its acceptance of the Investor Warrants, the Investor understands that the Investor Warrants and the Warrant Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Investor Warrants and the Warrant Stock or an available exemption from registration under the Securities Act, the Investor Warrants and the Warrant Stock must be held indefinitely. Subject to the provisions of the Purchase Agreement, the Investor Warrants and all rights thereunder are transferable, in whole but not in part, only with the prior approval of the Company. The underlying Securities, when issued, must bear a legend reflecting this restriction on transfer. If at any time on or before the second anniversary of the date the Investor Warrants are issued, the volume weighted average closing prices of the Common Stock of the Company over ten (10) consecutive trading days exceeds $1.25, then, within thirty (30) days of the occurrence of any such event, the Company has the right to deliver to the holders of such Investor Warrants written notice to such effect (a “WACP Notice”). The Investor Warrants also contain certain adjustments that may be made, due to future corporate events or otherwise, customary for transactions of this type.

Material Relationship with the Company

Erich Sager, a member of the Company’s board of directors and a stockholder of the Company, is a founding partner of the placement agent used by the Company in the Financing Transaction.

THE SECURITIES DESCRIBED ABOVE, INCLUDING THE SECURITIES, TO BE OFFERED WILL NOT BE AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Securities offered and sold under the Purchase Agreements to the Investors were offered and sold in reliance upon exemptions from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Purchase Agreements contain representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operation and financial condition, the Investors did not acquire the Securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act).

The Company obtained representations from the Investors regarding their investment intent, experience and sophistication; and the Investors either received or had access to adequate information about the Company in order to make an informed investment decision. The Company relied upon the representations made by the Investors pursuant to the Purchase Agreement in determining that such exemptions were available. No underwriting discounts or commissions were paid by the Company in connection with the Financing Transaction.

In connection with the Financing Transaction, the Company entered into a placement agency agreement with one placement agent pursuant to which the Company is obligated to (i) pay such placement agent a placement fee equal to 3.5% of the gross proceeds of Securities sold to Investors introduced by such placement agent and (ii) issue a five- (5) year warrant to purchase a number of shares of Common Stock at an exercise price of $0.35 per share equal to 7% of the number of Securities issued to Investors (inclusive of the Shares and Warrant Stock) introduced by such placement agent, such warrant, having terms and conditions in the form of warrant attached hereto (and incorporated herein by this reference) and filed herewith as Exhibit 4.2 to this Current Report on Form 8-K. The warrant issued to the placement agent contains a “cashless exercise” feature that allows the placement agent to exercise such warrant without a cash payment to the Company. In connection with the Financing Transaction, the Company is obligated to issue to the placement agent a warrant to acquire 556,500 shares of Common Stock. The placement agent has registration rights with respect to the Common Stock underlying its warrant similar to those of the Investors. In addition, the Company has agreed to reimburse those expenses incurred by the placement agent in connection with the Financing Transaction that were pre-approved by the Company. The placement agent is an affiliate of one of the members of the Company’s board of directors as described above. In connection with the Financing Transaction, the Company paid cash compensation of $59,360 in placement agent fees. The net proceeds to the Company in connection with the Financing Transaction, after deducting for expenses, including placement agent fees, were approximately $2.3 million. The Company intends to use the net proceeds from the Financing Transaction to fund ongoing operations and satisfy its trade payables accrued in the ordinary course of its business.

Item 8.01 Other Events.

On August 25, 2009, the Company issued a press release that details the Financing Transaction. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 in its entirety.

About the Proposed Company and TorreyPines Merger

On July 27, 2009, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with TorreyPines Therapeutics, Inc., a Delaware corporation (“TorreyPines”), and ECP Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of TorreyPines, (“Merger Sub”), pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, TorreyPines will acquire the Company in a stock-for-stock reverse triangular merger (the “Merger”). In the Merger, Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of TorreyPines. The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to that certain Current Report on Form 8-K filed by the Company with the SEC on July 28, 2009. The Merger Agreement has been referenced to provide information regarding its terms; it is not intended to provide any other factual information about the Company or TorreyPines. Such information can be found elsewhere in the public filings the Company and TorreyPines make with the SEC, which are available without charge at www.sec.gov.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the Merger. On August 19, 2009, in connection with the Merger, TorreyPines filed a registration statement on Form S-4 with the SEC that included a joint proxy statement/prospectus of the Company and TorreyPines. Once declared effective by the SEC, the final, definitive joint proxy statement/prospectus included in the Form S-4 will be mailed to the Company’s stockholders prior to the annual meeting of the Company’s stockholders to consider the Merger proposal. Investors and other stockholders of the Company are urged to read the joint proxy statement/prospectus, and any amendments or supplements thereto (including the final, definitive joint proxy statement/prospectus when it becomes available), the Current Report on Form 8-K filed by the Company with the SEC on July 29, 2009, and other documents filed or to be filed by the Company and TorreyPines because they contain important information about the Company, TorreyPines and the Merger. The joint proxy statement/prospectus, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. Copies of the joint proxy statement/prospectus and the Company’s filings with the SEC can also be obtained, without charge, by directing a request to Raptor Pharmaceuticals Corp., 9 Commercial Blvd., Suite 200, Novato, CA 94949, Attention: Kim R. Tsuchimoto, CFO, Fax No. 415-382-1368 or at the email address: ktsuchimoto@raptorpharma.com. Investors and other stockholders of the Company are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the Merger. In addition to the registration statement and related joint proxy statement/prospectus, the Company files annual, quarterly and special reports, proxy statements and other information with the SEC. Investors and other stockholders of the Company may read and copy any reports, statements or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at SEC’s website at www.sec.gov, and from investor relations at the Company at the address above.

Participants in the Solicitation

The Company and TorreyPines and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the Merger. Information regarding the special interests of these directors and executive officers in the Merger is included in the joint proxy statement/prospectus described above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report, as amended on Form 10-K/A for the year ended August 31, 2008 and the Company’s proxy statement for its 2008 Annual Meeting of Stockholders, which were filed with the SEC on December 23, 2008 and December 31, 2007, respectively. These documents are available free of charge at the SEC’s web site at www.sec.gov and from investor relations at the Company at the address above.

FORWARD-LOOKING STATEMENTS

THE COMPANY AND TORREYPINES CLAIM THE PROTECTION OF THE SAFE HARBOR FOR "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS ARE BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF THE COMPANY AND TORREYPINES REGARDING, AMONG OTHER THINGS, THE MERGER, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) THE POTENTIAL VALUE AND OTHER BENEFITS CREATED BY THE PROPOSED MERGER FOR THE COMPANY'S AND TORREYPINES' STOCKHOLDERS; (2) THE EFFICACY, SAFETY AND INTENDED UTILIZATION OF THE COMPANY'S AND TORREYPINES' DRUG CANDIDATES; (3) THE CONDUCT AND RESULTS OF THE COMPANY'S AND TORREYPINES' RESEARCH, DISCOVERY AND PRECLINICAL EFFORTS AND CLINICAL TRIALS; (4) THE COMPANY'S AND TORREYPINES' PLANS REGARDING FUTURE RESEARCH, DISCOVERY AND PRECLINICAL EFFORTS AND CLINICAL ACTIVITIES AND COLLABORATIVE, INTELLECTUAL PROPERTY AND REGULATORY ACTIVITIES; (5) THE PERIOD IN WHICH EACH OF THE COMPANY AND TORREYPINES EXPECTS ITS RESPECTIVE CASH WILL BE AVAILABLE TO FUND ITS RESPECTIVE CURRENT OPERATING PLAN, BOTH BEFORE AND AFTER GIVING EFFECT TO THE MERGER; (6) THE LISTING OF THE SHARES OF TORREYPINES' COMMON STOCK TO BE ISSUED IN THE MERGER ON THE NASDAQ CAPITAL MARKET AND THE NASDAQ STOCK MARKET LLC'S ACCEPTANCE OF THE INITIAL LISTING APPLICATION IN CONNECTION WITH THE MERGER; (7) THE AMOUNT OF NET CASH TORREYPINES ANTICIPATES IT WILL HOLD ON THE CLOSING DATE OF THE MERGER; (8) THE EXCHANGE RATIO, THE AMOUNT OF SHARES TORREYPINES EXPECTS TO ISSUE IN CONNECTION WITH THE MERGER AND THE RATIO FOR THE REVERSE STOCK SPLIT; (9) EACH OF THE COMPANY'S AND TORREYPINES' RESULTS OF OPERATIONS, FINANCIAL CONDITION AND BUSINESSES, AND PRODUCTS AND DRUG CANDIDATES UNDER DEVELOPMENT AND THE EXPECTED IMPACT OF THE PROPOSED MERGER ON THE COMBINED COMPANY'S FINANCIAL AND OPERATING PERFORMANCE; (10) THE EXPECTED TIMING OF CLOSING THE MERGER; AND (11) AND OTHER RISKS REFERENCED FROM TIME TO TIME IN THE COMPANY'S AND TORREYPINES' FILINGS WITH THE SEC AND THOSE FACTORS LISTED IN THE JOINT PROXY STATEMENT/PROSPECTUS UNDER "RISK FACTORS." SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON THE COMPANY'S AND TORREYPINES' MANAGEMENT'S CURRENT EXPECTATION, BUT ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING: (1) FAILURE OF THE COMPANY'S STOCKHOLDERS TO APPROVE THE MERGER; (2) THE COMPANY'S OR TORREYPINES' INABILITY TO SATISFY THE CONDITIONS OF THE MERGER; (3) THAT THE MERGER IS OTHERWISE DELAYED OR ULTIMATELY NOT CONSUMMATED; (4) THAT THE COMPANY AND TORREYPINES MAY NOT BE ABLE TO COMPLETE THE PROPOSED MERGER; (5) THAT THE NASDAQ STOCK MARKET LLC MAY NOT APPROVE THE LISTING OF THE SHARES OF TORREYPINES COMMON STOCK TO BE ISSUED IN THE MERGER ON THE NASDAQ CAPITAL MARKET OR MAY REJECT THE INITIAL LISTING APPLICATION FILED IN CONNECTION WITH THE MERGER; (6) THAT TORREYPINES' NET CASH AT CLOSING MAY BE LOWER THAN CURRENTLY ANTICIPATED; (7) THAT THE COMPANY'S AND TORREYPINES' DRUG CANDIDATES THAT APPEAR PROMISING IN EARLY RESEARCH AND CLINICAL TRIALS MAY NOT DEMONSTRATE SAFETY AND EFFICACY IN SUBSEQUENT CLINICAL TRIALS; (8) RISKS ASSOCIATED WITH RELIANCE ON COLLABORATIVE PARTNERS FOR FURTHER CLINICAL TRIALS AND OTHER DEVELOPMENT ACTIVITIES; AND (9) RISKS INVOLVED WITH DEVELOPMENT AND COMMERCIALIZATION OF DRUG CANDIDATES.

MANY OF THE IMPORTANT FACTORS THAT WILL DETERMINE THESE RESULTS AND VALUES ARE BEYOND THE COMPANY'S AND TORREYPINES' ABILITY TO CONTROL OR PREDICT. INVESTORS AND OTHER STOCKHOLDERS OF THE COMPANY ARE CAUTIONED NOT TO PUT UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENTS. EXCEPT AS OTHERWISE REQUIRED BY LAW, THE COMPANY AND TORREYPINES DO NOT INTEND, NOR DOES ANY OF THEM ASSUME ANY OBLIGATION, TO UPDATE ANY FORWARD-LOOKING STATEMENTS. IN EVALUATING THE MERGER AND THE INFORMATION SET FORTH HEREIN, INVESTORS AND OTHER STOCKHOLDERS OF THE COMPANY SHOULD CAREFULLY CONSIDER THE DISCUSSION OF RISKS AND UNCERTAINTIES IN THE SECTION TITLED, "RISK FACTORS" IN THE JOINT PROXY STATEMENT/PROSPECTUS.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits	Description
4.1	Form of Warrant to Purchase Shares of Common Stock of Raptor Pharmaceuticals Corp.
4.2	Form of Placement Agent Warrant to Purchase Shares of Common Stock of Raptor Pharmaceuticals Corp.
99.1	Press Release of the Company dated August 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICALS CORP.
By: /s/ Kim R. Tsuchimoto
Kim R. Tsuchimoto Chief Financial Officer, Treasurer and Secretary Date: August 25, 2009

Exhibit Index

Exhibits	Description
4.1	Form of Warrant to Purchase Shares of Common Stock of Raptor Pharmaceuticals Corp.
4.2	Form of Placement Agent Warrant to Purchase Shares of Common Stock of Raptor Pharmaceuticals Corp.
99.1	Press Release of the Company dated August 25, 2009.